SUPPLEMENT DATED OCTOBER 19, 2010

TO THE PROSPECTUS FOR

PRINCIPAL FLEXIBLE VARIABLE ANNUITY

DATED MAY 1, 2010

Effective October 19, 2010, this supplement updates information in the prospectus dated May 1, 2010 for Principal Flexible Variable Annuity issued by Principal Life Insurance Company (“we”, “us”, or “our”) through its Principal Life Insurance Company Separate Account B.  This supplement should be read in its entirety and kept together with your prospectus for future reference.  If you would like another copy of the prospectus, write to us at Principal Financial Group, P.O. Box 9382, Des Moines, Iowa 50306-9382 or call us at 1-800-852-4450 to request a free copy.  Certain terms used in this supplement have special meanings.  If a term is not defined in this supplement, it has the meaning given to it in the prospectus.

1.  Please add the following under “American Century Variable Portfolios, Inc.” on the first page of the prospectus:

  Mid Cap Value Fund  – Class II

2.  Please add the following under “TABLE OF SEPARATE ACCOUNT DIVISIONS” in the prospectus:

American Century VP Mid Cap Value Division Invests in: Investment Advisor:	American Century VP Mid Cap Value Fund – Class II American Century Investment Management, Inc.
Investment Objective:	The fund seeks long-term capital growth. Income is a secondary objective.

THIS SUPPLEMENT SHOULD BE READ AND

RETAINED FOR FUTURE REFERENCE

Principal Financial Group

P.O. Box 9382

Des Moines, Iowa 50306-9382

1-800-852-4450

DC01\159442.1 ID\HCH - 019956/0999

RF 1042S-12

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